                                                                   Exhibit 10.10
                            AMENDMENT AGREEMENT NO. 2

                          dated as of November 27, 1998

                                 to that certain

                      AMENDED AND RESTATED CREDIT AGREEMENT

         This AMENDMENT AGREEMENT NO. 2 (this "Amendment"), dated as of November 27, 1998, is by and among TRANSTECHNOLOGY CORPORATION ("TransTechnology"), TRANSTECHNOLOGY SEEGER-ORBIS GmbH ("GmbH"), ANDERTON INTERNATIONAL LIMITED ("Limited" and, together with TransTechnology and GmbH, the "Borrowers"), the Lenders listed on Schedule 1 to the Credit Agreement (as defined below), BANKBOSTON, N.A., acting through its London Branch, as Sterling Fronting Bank, BHF-BANK AKTIENGESELLSCHAFT, as DM Fronting Bank, BANKBOSTON, N.A., as Issuing Bank, and BANKBOSTON, N.A., as Agent for the Lenders, the Fronting Banks and the Issuing Bank (in such capacity, the "Agent"). Capitalized terms used herein unless otherwise defined shall have the respective meanings set forth in the Credit Agreement.

         WHEREAS, the Borrowers, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement dated as of June 30, 1995, and amended and restated as of July 24, 1998, and as further amended by Amendment Agreement No. 1 dated as of August 21, 1998 (as so amended and restated, the "Credit Agreement");

         WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement to increase the maximum amount of Revolving Credit Loans available by $20,000,000 to $145,000,000, and, upon the terms and conditions hereinafter set forth, the Agent and the Lenders have agreed to such amendments; and

         WHEREAS, the Lenders, the Agent and the Borrowers have agreed to amend the Credit Agreement as hereinafter set forth;

         NOW, THEREFORE, in consideration of the foregoing premises, the parties hereto hereby agree as follows:

         Section 1. AMENDMENTS TO CREDIT AGREEMENT. The Credit Agreement is hereby amended with effect from the Effective Date (as defined in SECTION 7 of this Amendment) as follows:

         (a) Schedule 1 to the Credit Agreement is hereby deleted in its entirety and Schedule 1 attached hereto as Exhibit A is hereby substituted therefor.

         (b) The definition of "DM Base Rate" in SECTION 1.1 of the Credit Agreement is hereby deleted in its entirety and the following definition is hereby substituted therefor:

         "DM Base Rate. The annual rate of interest announced from time to time by the DM Fronting Bank as its "prime rate" for loans denominated in Deutschmarks."
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                                       2


         Section 2. CONDITIONS TO EFFECTIVENESS. The effectiveness of this Amendment shall be conditioned upon the satisfaction of the following conditions precedent:

         Section 2.1. DELIVERY OF DOCUMENTS. The Borrowers shall have delivered to the Agent: (a) this Amendment executed and delivered by each of the Borrowers, the Guarantors, and the Lenders; (b) an Amended and Restated Revolving Credit Note payable to the order of each Lender that is hereby increasing its Revolving Credit Commitment in a principal amount equal to such Lender's Revolving Credit Commitment as set forth on Schedule 1 attached as Exhibit A hereto; (c) amendments to the Mortgages set forth on Exhibit B hereto satisfactory in form and substance to the Agent's counsel in order to reflect the increase in the Total Revolving Credit Commitment contemplated hereby; and
(d) the legal opinion of Gerald C. Harvey, Esq., general counsel for TransTechnology, dated as of the Effective Date (as defined in SECTION 7 of this Amendment), and satisfactory in form and substance to the Agent's counsel.

         Section 2.2. PAYMENT OF FEES. The Borrowers shall have paid to the Agent, the Arranger and the Lenders whose Revolving Credit Commitments are being increased pursuant to the amendment in SECTION 1 hereof, or who are assuming new Revolving Credit Commitments pursuant thereto, fees in the amounts set forth in the Fee Letter of even date herewith.

         Section 2.3. LEGALITY OF TRANSACTION. No change in applicable law shall have occurred as a consequence of which it shall have become and continue to be unlawful on the date this Amendment is to become effective (a) for the Agent or any Lender to perform any of its obligations under any of the Loan Documents or
(b) for any of the Borrowers to perform any of its agreements or obligations under any of the Loan Documents.

         Section 2.4. PERFORMANCE. Each of the Borrowers shall have duly and properly performed, complied with and observed in all material respects its covenants, agreements and obligations contained in the Loan Documents required to be performed, complied with or observed by it on or prior to the date this Amendment is to become effective. No event shall have occurred on or prior to the date this Amendment is to become effective and be continuing, and no condition shall exist on the date this Amendment is to become effective which constitutes a Default or Event of Default.

         Section 2.5. PROCEEDINGS AND DOCUMENTS. All corporate, governmental and other proceedings in connection with the transactions contemplated by this Amendment and all instruments and documents incidental thereto shall be in form and substance reasonably satisfactory to the Agent and the Agent shall have received all such counterpart originals or certified or other copies of all such instruments and documents as the Agent shall have reasonably requested.

         Section 3.      ASSIGNMENT AND ACCEPTANCE.

         (a) For the purposes of the assignments contemplated herein, the provisions of Section 20.1 of the Credit Agreement are hereby waived and the parties hereto hereby consent and agree to such assignments.

         (b) Each of BankBoston, N.A. and The Bank of New York (collectively, the "Assignors") hereby sells and assigns to ABN AMRO BANK N.V., The First National Bank of Chicago and Summit Bank (collectively, the "Assignees") without recourse to the Assignors, and each Assignee hereby purchases and assumes from each Assignor, a certain
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                                       3


percentage of each such Assignor's rights and obligations under the Credit Agreement as of the Effective Date (as defined below), including, without limitation, such percentage interest in each Assignor's Commitment as in effect on the Effective Date (as defined below), and the outstanding amount of the Loans, owing to each Assignor on the Effective Date (as defined below) and the Notes held by each Assignor (such interest being hereinafter referred to as the "Assigned Portion") such that, after giving effect to the assignments contemplated hereby, the respective Commitments and Revolving Credit Commitment Percentage of each Assignor and the respective Commitments and Revolving Credit Commitment Percentage of each Assignee (after giving effect to the increase of the aggregate amount of the Total Revolving Credit Commitment contemplated by this Amendment) shall be as set forth on Schedule 1 attached hereto. Notwithstanding any term or provision of Section 20 of the Credit Agreement to the contrary, the execution and delivery of this Amendment by each Assignor and each Assignee shall constitute an Assignment and Acceptance delivered in accordance with the Credit Agreement and shall be effective in respect of the assignments contemplated hereby.

         (c) Each Assignor (i) represents and warrants (as to itself only and not as to the other Assignors) that, as of the Effective Date (as defined below), its Commitment and Revolving Credit Commitment Percentage is sufficient to give effect to this Assignment and Acceptance; (ii) makes no representation or warranty, express or implied, and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any of the other Loan Documents or any other instrument or document furnished pursuant thereto, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any of the other Loan Documents or any other instrument or document furnished pursuant thereto, or the attachment, perfection or priority of any security interest or mortgage, other than that it is the legal and beneficial owner of the interest being assigned by it hereunder free and clear of any adverse claim or encumbrance created by it; (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrowers or the Guarantors or any other Person primarily or secondarily liable in respect of any of the Obligations, or the performance or observance by any of the Borrowers or the Guarantors or any other Person primarily or secondarily liable in respect of any of the Obligations of any of its obligations under the Credit Agreement or any of the other Loan Documents or any other instrument or document delivered or executed pursuant thereto; and (iv) requests that in connection with the assignments set forth herein the Borrowers exchange the Revolving Credit Notes for new Revolving Credit Notes, each dated as of the Effective Date (as defined below) and payable to the order of each Assignee in the principal amount of the Commitment set forth opposite such Assignee's name on Schedule 1 to the Credit Agreement, as amended hereby, and each such new note shall be deemed to be a "Revolving Credit Note" under the Credit Agreement.

         (d) Each Assignee (i) represents and warrants (as to itself only and not as to any other Assignee) that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to in Section 9.4 of the Credit Agreement and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Amendment, that it is an Eligible Assignee under the Credit Agreement and that all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this assignment, and to render the same the legal, valid and binding obligation of each such Assignee, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (ii)
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agrees that it will, independently and without reliance upon any Assignor, the
Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement and the other Loan Documents; and (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement and the other Loan Documents are required to be performed by it as a Lender.

         (e) Upon the effectiveness of the assignment contemplated hereby, each Assignor shall return to TransTechnology its Revolving Credit Note, marked "Cancelled".

         Section 4. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers hereby represents and warrants to the Lenders as follows:

         (a) The representations and warranties of such Borrower and of each Guarantor contained in the Credit Agreement and the other Loan Documents to which such Borrower or Guarantor, as the case may be, is a party were true and correct in all material respects when made and continue to be true and correct in all material respects on the date hereof, except that the financial statements referred to in the representations and warranties contained in the Credit Agreement shall be the financial statements of TransTechnology and its Subsidiaries most recently delivered to the Agent, and except as such representations and warranties are affected by the transactions contemplated hereby;

         (b) The execution, delivery and performance by such Borrower of this Amendment and the consummation of the transactions contemplated hereby: (i) are within the corporate powers of such Borrower and have been duly authorized by all necessary corporate action on the part of such Borrower, (ii) do not require any approval or consent of, or filing with, any governmental agency or authority, or any other person, association or entity, which bears on the validity or enforceability of this Amendment and which is required by law or any regulation or rule of any agency or authority, or other person, association or entity, (iii) do not violate any provisions of any order, writ, judgment, injunction, decree, determination or award presently in effect in which such Borrower is named, or any provision of the charter documents or by-laws of such Borrower, (iv) do not result in any breach of or constitute a default under any agreement or instrument to which such Borrower is a party or to which it or any of its properties are bound, including without limitation any indenture, credit or loan agreement, lease, debt instrument or mortgage, except for such breaches and defaults which would not have a material adverse effect on such Borrower and its Subsidiaries taken as a whole, and (v) do not result in or require the creation or imposition of any mortgage, deed of trust, pledge or encumbrance of any nature upon any of the assets or properties of such Borrower; and

         (c) This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, provided that (i) enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general application affecting the rights and remedies of creditors, and (ii) enforcement may be subject to general principles of equity, and the availability of the remedies of specific
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performance and injunctive relief may be subject to the discretion of the court before which any proceeding for such remedies may be brought.

         Section 5. NO OTHER AMENDMENTS. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect.

         Section 6. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         Section 7. EFFECTIVE Date. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, this Amendment shall be deemed to be effective as of the date hereof (the "Effective Date").

                   Remainder of page intentionally left blank.
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IN WITNESS WHEREOF, the undersigned have duly executed this Amendment Agreement
No. 2 as a sealed instrument as of the date first set forth above.

                                      TRANSTECHNOLOGY CORPORATION

                                      By:      /s/ Joseph F. Spanier
                                         ---------------------------------------
                                      Name:    Joseph F. Spanier
                                      Title:   Vice President, Chief Financial

                                               Officer and Treasurer

                                      TRANSTECHNOLOGY SEEGER-ORBIS
                                      GMBH

                                      By:      /s/ Ulf Jemsby
                                         ---------------------------------------
                                      Name:    Ulf Jemsby
                                      Title:   Managing Director

                                      ANDERTON INTERNATIONAL
                                      LIMITED

                                      By:      /s/ Ulf Jemsby
                                         ---------------------------------------
                                      Name:    Ulf Jemsby
                                      Title:   Director

                                      By:      /s/ Michael J. Berthelot
                                         ---------------------------------------
                                      Name:    Michael J. Berthelot
                                      Title:   Director

                                      BANKBOSTON, N.A., individually and as
                                      Agent, Issuing Bank and Sterling
                                      Fronting Bank

                                      By:      /s/ Maura C. Wadlinger
                                         ---------------------------------------
                                      Name:    Maura C. Wadlinger
                                      Title:   Vice President
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                                       7





                                      BHF-BANK AKTIENGESELLSCHAFT,

                                      as DM Fronting Bank

                                      By:      /s/ Matthias Landskron
                                         ---------------------------------------
                                      Name:    Matthias Landskron
                                      Title:   Vice President

                                      By:      /s/ Beate Ortel
                                         ---------------------------------------
                                      Name:    Beate Ortel
                                      Title:   Assistant Treasurer

                                      ABN AMRO BANK N.V.

                                      By:      /s/ Lisa Megeaski
                                         ---------------------------------------
                                      Name:    Lisa Megeaski
                                      Title:   Vice President

                                      By:      /s/ Donald Sutton
                                         ---------------------------------------
                                      Name:    Donald Sutton
                                      Title:   Vice President

                                      THE FIRST NATIONAL
                                      BANK OF CHICAGO

                                      By:      /s/ Juan J. Duarte
                                         ---------------------------------------
                                      Name:    Juan J. Duarte
                                      Title:   Vice President
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                                       8






                                      THE BANK OF NEW YORK

                                      By:      /s/ Steven P. Castellucci
                                         ---------------------------------------
                                      Name:    Steven P. Castellucci
                                      Title:   Vice President

                                      SUMMIT BANK

                                      By:      /s/ Bruce A. Gray
                                         ---------------------------------------
                                      Name:    Bruce A. Gray
                                      Title:   Vice President

                                               Large Corporate Group
                                               Summit Bank
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                                       9





The Guarantors under (and as defined in) the Subsidiary Guaranty hereby acknowledge that they have read and are aware of the provisions of this Amendment and hereby reaffirm their absolute and unconditional guaranty of the Borrowers' payment and performance of their obligations to the Lenders and the Agent under the Credit Agreement as amended hereby.

                                      TRANSTECHNOLOGY ACQUISITION
                                      CORPORATION

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      PALNUT FASTENERS, INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      INDUSTRIAL RETAINING RING
                                      COMPANY

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      RETAINERS, INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary
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                                       10







                                      RANCHO TRANSTECHNOLOGY
                                      CORPORATION

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      TRANSTECHNOLOGY SYSTEMS &
                                      SERVICES, INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      ELECTRONIC CONNECTIONS AND
                                      ASSEMBLIES, INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      SSP INDUSTRIES

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      SSP INTERNATIONAL SALES, INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      TRANSTECHNOLOGY SEEGER INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      SEEGER INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      TCR CORPORATION

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

                                      AEROSPACE RIVET
                                      MANUFACTURERS CORPORATION

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary
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                                       12




                                      NORCO, INC.

                                      By:      /s/ Gerald C. Harvey
                                         ---------------------------------------
                                      Name:    Gerald C. Harvey
                                      Title:   Vice President and Secretary

The Guarantors under and as defined in the English Guarantees hereby acknowledge that they have read and are aware of the provisions of this Amendment and hereby reaffirm their absolute and unconditional guarantee of the Obligations referred to in the English Guarantees, as such English Guarantees may be amended in connection with this Amendment.

                                      ANDERTON INTERNATIONAL
                                      LIMITED

                                      By:      /s/ Ulf Jemsby
                                         ---------------------------------------
                                      Name:    Ulf Jemsby
                                      Title:   Director

                                      By:      /s/ Michael J. Berthelot
                                         ---------------------------------------
                                      Name:    Michael J. Berthelot
                                      Title:   Director

                                      ANDERTON (PREDECESSORS)
                                      LIMITED

                                      By:      /s/ Ulf Jemsby
                                         ---------------------------------------
                                      Name:    Ulf Jemsby
                                      Title:   Director

                                      By:      /s/ Daran Brown
                                         ---------------------------------------
                                      Name:    Daran Brown
                                      Title:   Managing Director

                                    EXHIBIT A

                                                                      SCHEDULE 1

                   BANK                             REVOLVING CREDIT           REVOLVING CREDIT COMMITMENT
   (INCLUDING EURODOLLAR LENDING OFFICE                COMMITMENT                       PERCENTAGE
         UNLESS OTHERWISE STATED)

BANKBOSTON, N.A.                                     $44,000,000.00                     30.344828%

100 Federal Street
Boston, MA 02110
Attn: Maura C. Wadlinger
Phone: (617) 434-6998
Fax:  (617) 434-1955

ABN AMRO BANK N.V.                                   $30,000,000.00                     20.689655%

500 Park Avenue - 2nd Floor
New York, NY  10022
Attn: Lisa Megeaski
Phone: (212) 446-4398
Fax:  (212) 446-4237

THE FIRST NATIONAL BANK OF CHICAGO                   $30,000,000.00                     20.689655%

153 West 51st Street - Mail Suite 4000
New York, NY  10019
Attn: Randall Faust
Phone: (212) 373-1276
Fax:  (212) 373-1404

THE BANK OF NEW YORK                                 $23,000,000.00                     15.862069%

385 Rifle Camp Road
West Paterson, NJ  07424
Attn: Stephen Castellucci
Phone: (973) 357-7450
Fax:  (973) 357-7705

SUMMIT BANK                                          $18,000,000.00                     12.413793%

750 Walnut Avenue
Cranford, NJ  07016
Attn: Bruce Gray
Phone: (908) 709-5340
Fax:  (908) 709-6433

TOTAL                                                $145,000,000.00                      100.0%

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                                    EXHIBIT B

1. First Amendment to Open-End Mortgage (Open-End Mortgage Deed and Security Agreement) - Norco, Inc.'s Connecticut property

2. Second Amendment to Open-End Mortgage, Assignment of Leases and Security Agreement - TransTechnology Corporation's Pennsylvania property

3. Second Amendment to First Mortgage, Assignment of Leases and Security Agreement - TransTechnology Corporation's Mountainside, New Jersey property

4. Second Amendment to First Mortgage, Assignment of Leases and Security Agreement - TransTechnology Corporation's Union, New Jersey property

5. Second Amendment to First Mortgage, Assignment of Leases and Security Agreement - Retainers, Inc.'s New Jersey property